                                                                     EXHIBIT 3.1


            THIRTEENTH AMENDMENT TO AGREEMENT OF LIMITED PARTNERSHIP
                     OF SUMMIT PROPERTIES PARTNERSHIP, L.P.


         This THIRTEENTH AMENDMENT TO AGREEMENT OF LIMITED PARTNERSHIP OF SUMMIT PROPERTIES PARTNERSHIP, L.P. (this "Amendment") dated as of October 31st , 1998, is entered into by and among Summit Properties Inc. (the "Company") and the Persons whose names are set forth on Exhibit A or Exhibit B as attached hereto. All capitalized terms contained herein and not otherwise defined herein shall have the meaning attributed to them in the Agreement.

         WHEREAS, the Company and the Persons whose names are set forth on Exhibit A, other than the New Partners (the "Existing Partners") are partners of Summit Properties Partnership, L.P. (the "Partnership") pursuant to an Agreement of Limited Partnership dated as of January 29, 1994, as previously amended (as amended, the "Agreement"); and

         WHEREAS, the Partnership is to receive a contribution of partnership interests in seven (7) limited partnerships in exchange for each of the Persons whose names are set forth on Exhibit B (the "New Partners"), being admitted to the Partnership as an Additional Limited Partner pursuant to Section 12.2 of the Agreement and receiving the Partnership Units set forth opposite their names on Exhibit B attached hereto; and

         WHEREAS, the Company, the Existing Partners and the New Partners desire to cause the Agreement to be amended to reflect the admission of the New Partners and the issuance of the Partnership Units to the New Partners.

         NOW, THEREFORE, in accordance with the provisions of Section 4.2,
Section 12.2 and Section 12.3 of the Agreement, the Agreement is hereby amended
(a) to admit as an Additional Limited Partner each of the New Partners and (b) to substitute the Exhibit A attached hereto for the Exhibit A attached to the Agreement. Except as expressly amended by the provisions hereof or as may be necessary to effect the intent of the parties as evidenced by this Amendment, all other terms and provisions of the Agreement are hereby ratified and confirmed and remain in full force and effect.

         IN WITNESS WHEROF, the parties hereto have executed this Amendment as of the date first above written.

                    GENERAL PARTNER:

                    SUMMIT PROPERTIES INC.


                    By: /s/ Douglas E. Brout
                        ---------------------------------------------------
                    Name: Douglas E. Brout
                    Title:    Vice President


                    EXISTING PARTNERS:

                    Those persons  listed on Exhibit
                    A attached  hereto other than
                    the New Partners

                    By:      Summit Properties Inc., their attorney-in-fact

                             By: /s/ Douglas E. Brout
                                 ------------------------------------------
                             Name:      Douglas E. Brout
                             Title:     Vice President

                       SUMMIT PROPERTIES PARTNERSHIP, L.P.

                                 SIGNATURE PAGE

                TO BE EXECUTED BY EACH ADDITIONAL LIMITED PARTNER


         The undersigned hereby executes this Signature Page to the Agreement of Limited Partnership dated as of January 29, 1994, as subsequently amended (the "Agreement") of Summit Properties Partnership, L.P., a Delaware limited partnership, for the purpose of being admitted to said Limited Partnership, as a Limited Partner, and the undersigned does further hereby adopt, accept, ratify, confirm and agree to be bound by all of the terms and conditions of said Agreement applicable to it as a Limited Partner, including, without limitation, the provisions of Section 2.4 and any other provision of the Agreement appointing the General Partner or the Liquidator (as those terms are defined in the Agreement) as attorney-in-fact for the undersigned.

                                    KW LIMITED PARTNERSHIP,
                                    an Ohio general partnership

                                    By:      /s/ Lawrence H. Kyte, Jr.
                                             ----------------------------------
                                             Lawrence H. Kyte, Jr.,
                                             General Partner

                                     By:     /s/ Thomas L. Williams
                                             ----------------------------------
                                             Thomas L. Williams,
                                             General Partner

                                     By:     /s/ W.J. Williams, Jr.
                                             ----------------------------------
                                             W.J. Williams, Jr.,
                                             General Partner

                       SUMMIT PROPERTIES PARTNERSHIP, L.P.

                                 SIGNATURE PAGE

                TO BE EXECUTED BY EACH ADDITIONAL LIMITED PARTNER


         The undersigned hereby executes this Signature Page to the Agreement of Limited Partnership dated as of January 29, 1994, as subsequently amended (the "Agreement") of Summit Properties Partnership, L.P., a Delaware limited partnership, for the purpose of being admitted to said Limited Partnership, as a Limited Partner, and the undersigned does further hereby adopt, accept, ratify, confirm and agree to be bound by all of the terms and conditions of said Agreement applicable to it as a Limited Partner, including, without limitation, the provisions of Section 2.4 and any other provision of the Agreement appointing the General Partner or the Liquidator (as those terms are defined in the Agreement) as attorney-in-fact for the undersigned.


                                   LAD LIMITED PARTNERSHIP, an Ohio
                                   limited partnership


                                   By:      /s/ Dale G. Hafele
                                            ------------------------------------
                                            Dale G. Hafele,
                                            General Partner

                                   By:      /s/ Andrew R. Modrall
                                            ------------------------------------
                                            Andrew R. Modrall,
                                            General Partner


                                   By:      /s/ Lori D. Wendling
                                            ------------------------------------
                                            Lori D. Wendling,
                                            General Partner

                       SUMMIT PROPERTIES PARTNERSHIP, L.P.

                                 SIGNATURE PAGE

                TO BE EXECUTED BY EACH ADDITIONAL LIMITED PARTNER


         The undersigned hereby executes this Signature Page to the Agreement of Limited Partnership dated as of January 29, 1994, as subsequently amended (the "Agreement") of Summit Properties Partnership, L.P., a Delaware limited partnership, for the purpose of being admitted to said Limited Partnership, as a Limited Partner, and the undersigned does further hereby adopt, accept, ratify, confirm and agree to be bound by all of the terms and conditions of said Agreement applicable to it as a Limited Partner, including, without limitation, the provisions of Section 2.4 and any other provision of the Agreement appointing the General Partner or the Liquidator (as those terms are defined in the Agreement) as attorney-in-fact for the undersigned.



                                       /s/ Michael L. Pacillio
                                       ------------------------------------
                                       MICHAEL L. PACILLIO

                       SUMMIT PROPERTIES PARTNERSHIP, L.P.

                                 SIGNATURE PAGE

                TO BE EXECUTED BY EACH ADDITIONAL LIMITED PARTNER


         The undersigned hereby executes this Signature Page to the Agreement of Limited Partnership dated as of January 29, 1994, as subsequently amended (the "Agreement") of Summit Properties Partnership, L.P., a Delaware limited partnership, for the purpose of being admitted to said Limited Partnership, as a Limited Partner, and the undersigned does further hereby adopt, accept, ratify, confirm and agree to be bound by all of the terms and conditions of said Agreement applicable to it as a Limited Partner, including, without limitation, the provisions of Section 2.4 and any other provision of the Agreement appointing the General Partner or the Liquidator (as those terms are defined in the Agreement) as attorney-in-fact for the undersigned.


                                   MILAN INVESTMENT TRUST



                                   By:      /s/ Lorrie L. Pacillio
                                            ------------------------------------
                                            Lorrie L. Pacillio,
                                            Trustee

                       SUMMIT PROPERTIES PARTNERSHIP, L.P.

                                 SIGNATURE PAGE

                TO BE EXECUTED BY EACH ADDITIONAL LIMITED PARTNER


         The undersigned hereby executes this Signature Page to the Agreement of Limited Partnership dated as of January 29, 1994, as subsequently amended (the "Agreement") of Summit Properties Partnership, L.P., a Delaware limited partnership, for the purpose of being admitted to said Limited Partnership, as a Limited Partner, and the undersigned does further hereby adopt, accept, ratify, confirm and agree to be bound by all of the terms and conditions of said Agreement applicable to it as a Limited Partner, including, without limitation, the provisions of Section 2.4 and any other provision of the Agreement appointing the General Partner or the Liquidator (as those terms are defined in the Agreement) as attorney-in-fact for the undersigned.



                                    /s/ S. Joseph Barrett
                                    ------------------------------------
                                    S. JOSEPH BARRETT

                                    EXHIBIT A

                       Partners and Ownership Percentages

                         [to be provided by John Moore]

                                    EXHIBIT B

         Names                                     Number of Units
         -----                                     ---------------

KW Limited Partnership

LAD Limited Partnership

Michael L. Pacillio

Milan Investment Trust

S. Joseph Barrett
